Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of LSB Corporation (the “Company”) on Form 10-K for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diane L. Walker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as added by section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.
Date: March 21, 2006
/s/ Diane L. Walker
Diane L. Walker
Executive Vice President, Treasurer and
Chief Financial Officer